Creating a Preeminent Midwest Community Bank David B. Ramaker Chief Executive Officer Dennis L. Klaeser Chief Financial Officer May 9‐11, 2017 D. A. Davidson 19th Annual Financial Institutions Conference Denver, Colorado

This presentation and the accompanying presentation by management may contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical Financial Corporation ("Chemical"). Words and phrases such as "anticipates," "believes," "continue," "estimates," "expects," "forecasts," "future," “go forward,” "intends," "is likely," "judgment," "look ahead," "look forward," "on schedule," “on track,” "opinion," "opportunity," "plans," "potential," "predicts," "probable," "projects," "should," "strategic," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. Such statements are based upon current beliefs and expectations and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward- looking statements. These statements include, among others, statements related to future levels of loan charge-offs, future levels of provisions for loan losses, real estate valuation, future levels of nonperforming assets, the rate of asset dispositions, future capital levels, future dividends, future growth and funding sources, future liquidity levels, future profitability levels, future deposit insurance premiums, future asset levels, the effects on earnings of future changes in interest rates, the future level of other revenue sources, future economic trends and conditions, future initiatives to expand Chemical’s market share, expected performance and cash flows from acquired loans, future effects of new or changed accounting standards, future opportunities for acquisitions, opportunities to increase top line revenues, Chemical’s ability to grow its core franchise, future cost savings, Chemical’s ability to maintain adequate liquidity and capital based on the requirements adopted by the Basel Committee on Banking Supervision and U.S. regulators and future changes in laws and regulations applicable to Chemical and the financial services industry in general. All statements referencing future time periods are forward-looking. Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and mortgage servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. All of the information concerning interest rate sensitivity is forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise. In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical’s Annual Report on Form 10-K for the year ended December 31, 2016. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement. Non-GAAP Financial Measures This presentation and the accompanying presentation by management contain certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include Chemical’s tangible equity to tangible assets ratio, tangible book value per share, presentation of net interest income and net interest margin on a fully taxable equivalent basis, and information presented excluding significant items, including net income, diluted earnings per share, return on average assets, return on average shareholders’ equity, operating expenses and efficiency ratio. Chemical uses non- GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors’ overall understanding of Chemical’s financial performance. The limitations associated with non-GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical’s GAAP results. See the Supplemental Financial Information included with this presentation for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Forward-Looking Statements & Other Information 2

Emphasize our strategy of being the Preeminent Midwest Community Bank 4 1 Demonstrated track record of organic growth2 High performing pro forma profitability should drive upside3 Realizing our ever greater potential  The largest community bank headquartered in Michigan  Scalable core strategies and disciplines  Proven organic growth initiatives  Leadership in EPS growth among peers (1)  Total Return out-performance (peers and indices) (1)  Pro Forma 1.2%+ ROA, ROATCE approaching 15%, low efficiency ratio  Delivering on projected merger benefits  Consistent EPS growth performance  Market share growth  Revenue enhancements  Concentrate on achieving cost savings and exploiting business synergy opportunities  Continue to build out and enhance risk management practices (1) Source: SNL Geographic Intelligence Overview 3

 $17.6 billion in assets  Largest banking company headquartered and operating branches in Michigan  Operates 249 banking offices primarily in Michigan, Northeast Ohio and Northern Indiana  Local market knowledge and business development opportunities led by 23 community-based advisory boards  One of the largest trust and wealth management operations of a Michigan-headquartered bank with $4.6 billion in assets under management or custody and another $1.4 billion in assets within the Chemical Financial Advisors Program  Focused on realizing operating and business synergies from Chemical / Talmer merger and enhancing preparedness for future organic and acquisitive growth  $3.4 billion Market Capitalization(1) (1) Based upon CHFC shares outstanding of 71.1 million and the CHFC stock price of $47.62 on May 2, 2017. 4 About Chemical Financial Corporation

 “Local” community bank  Strong belief in the community banking concept  23 identified centers of influence  Community-driven leadership, rapid local response  Emphasis on building relationships  We know our markets, what works, and what does not work  Strong credit culture  Diversification  In-depth knowledge of our customers and markets  Underwriting discipline  Low cost, stable, core funding – starts at relationship level  Expense management and control  Clean balance sheet, solid capital ratios and intense focus on effective capital deployment  Identify, hire, motivate and retain talented individuals to carry out our relationship strategies  Sustain long-term growth through combination of organic and acquisitive growth  Higher lending limits provide enhanced middle market lending growth opportunities  Opportunities for fee income growth from Wealth Management and Mortgage Banking synergies  Future acquisitive growth opportunities in Michigan, Ohio, and Indiana Scalable Core Strategies & Disciplines Core Values 5

6 Breakdown of CHFC’s Loan Growth Source: Company Documents, SNL Financial * Annualized organic loan growth $6,000 $1,041 $1,583 $5,720 ’12 -’16 Year Loan Growth CAGR: 103% ’12 – ’16 Organic Loan Growth CAGR: 42% Avg. Annual Organic Growth (’12-’16): 10.2% Loans @ Year End ($B) $4.2 $4.6 $5.7 $7.3 $13.0 Improving Organic Loan Growth $13.3 *

7 EPS Growth Translates to Outsized Shareholder Return Source: CHFC data per Company Documents, Peer data per SNL Financial; Market data as of 4/28/2017 (1) CHFC income excludes transaction expenses, loan servicing rights change in fair value and gains on sales of branches. Peer Income excludes extraordinary items, non-recurring items and gains/losses on sale of securities. Please refer to slides 32 – 35 for a reconciliation of non-GAAP financial measures for CHFC calculations. (2) Peers include nationwide banks with $10 to $25 billion in total assets (3) Includes cash dividends paid to common shares Diluted EPS, excluding significant items, Growth(1) Total Shareholder Return (%)(3) (2) 148.6% 162.0% (15%) 30% 75% 120% 165% 210% Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Peer Median (148.6%) CHFC (162.0%) D i l u t e d E P S , e x c l u d i n g s i g n i f i c a n t i t e m s ( $ ) D iluted E P S , excluding significant item s, Y oY G row th (% ) T o t a l S h a r e h o l d e r R e t u r n ( % ) (2) CHFC ’12-’16 Diluted EPS CAGR: 11.0% (1) (1) ’12-May-’17 Total Return CAGR: CHFC: 19.8% Peers: 18.6%

8 ROAA (%) CHFC’s Performance Metrics Source: SNL Financial and Company Documents; CHFC GAAP from SNL Financial (1) CHFC Income excludes transaction expenses, loan servicing right changes in fair value and gains on sales of branches. Peer income excludes extraordinary items, non-recurring items and gains/losses on sale of securities. Please refer to slides 32 - 35 for a reconciliation of non-GAAP financial measures. (2) Peers include nationwide banks with $10 to $25 billion in total assets; ratios are presented on an “adjusted” basis, see footnote 1 (3) The Efficiency Ratio, adjusted, is a non-GAAP financial measure. Please refer to slides 32 – 35 for a reconciliation of non-GAAP financial measures. ROATCE (%) Efficiency Ratio, non-GAAP(3)(%) (2) (2) (2) Dividends per Share ($) (1) (1)

9 Delivering on Projected Merger Benefits Source: Company Documents (1) Taken from presentation dated 2/1/2016; presentation filed with the SEC and was utilized by CHFC’s Senior Mgmt. team during analyst / institutional investor meetings to discuss the merger. CHFC 12/31/15 figures have been adjusted to reflect the current non-GAAP methodology utilized; the variance between the non-GAAP calculations are immaterial. (2) Includes nationwide banks with total assets between $10 and $25 billion (3) ROAA and ROATCE, excluding significant items, Efficiency Ratio and TCE/TA are non-GAAP financial measures. Refer to pages 32 – 35 for reconciliations of non-GAAP financial measures. (4) Market data as of 1/29/2016 (5) Market Data as of 5/1/2017 (6) EPS estimates in the 12/31/2015 CHFC column were consensus “Street” estimates just prior to announcement of the merger; estimates in the Pro Forma CHFC / TLMR column were the pro forma estimates provided by CHFC; estimates in the Today column are the current consensus “Street” estimates per Bloomberg (7) Difference between Peer Median and Top Quartile multiples and CHFC Today, divided by CHFC Today. This is forward-looking and not a guarantee of performance.

The Preeminent Midwest Community Bank


Cheboygan
Alpena
Lake Huron
Tawas City
Manistee
Lansing
Flint
Sarnia
London
Lake Erie
Detroit
Ann Arbor
South Bend
Toledo
Cleveland
Fort Wayne
Findlay
Mansfield
Akron
Canton
Wabash
INDIANA
Kokomo
Lima
OHIO
Muncie
Anderson
Newark
Cambridge
Wheeling

Northern Michigan
Southwest Michigan
Central Michigan
Southeast Michigan
Northern Ohio

CHFC is Largest MI-Headquartered Community Bank

Rank	"Local" Rank [1]	Institution (ST)	Branches	Deposits ($mm)	Market Share (%)
1		JPMorgan Chase & Co. (NY)	241	42,007	21.0%
2		Comerica Inc. (TX)	204	26,964	13.5%
3		PNC Financial Services Group (PA)	192	17,326	8.7%
4		Bank of America Corp. (NC)	120	16,564	8.3%
5		Fifth Third Bancorp (OH)	211	16,073	8.0%
6		Huntington Bancshares Inc. (OH)	332	15,212	7.6%
7	1	Chemical Financial Corp. (MI)	228	11,281	5.6%
8	2	Flagstar Bancorp Inc. (MI)	99	8,773	4.4%
9		Citizens Financial Group Inc. (RI)	95	5,138	2.6%
10		TCF Financial Corp. (MN)	52	2,908	1.5%
11		Wells Fargo & Co. (CA)	18	2,812	1.4%
12	3	Mercantile Bank Corp. (MI)	48	2,282	1.1%
13	4	Independent Bank Corp. (MI)	64	2,152	1.1%
14	5	Macatawa Bank Corp. (MI)	30	1,360	0.7%
15		KeyCorp (OH)	23	1,334	0.7%
	Totals (1-123)		2,632	200,386	100.0%

CHFC Operating Markets

	Deposit Market Share Rank	Number of Branches	Deposits in Market ($000)	Market Share (%)
Central Michigan	1	62	2,945,718	19.8%
Northern Michigan	1	58	2,104,274	17.5%
Southwest Michigan	3	78	3,247,458	8.9%
Southeast Michigan	9	30	2,983,852	2.3%
Northern Ohio	13	26	1,223,393	1.2%

Source: SNL Financial. Deposit data as of 6/30/2016.
Note: CHFC's two branches in Northern Indiana are excluded from the Southwest Michigan region.
(1) Local is defined as banks headquartered in Michigan

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All Major MI Markets & OH Growth Opportunity

96% of businesses / 96% of population is within MI footprint(3)

Southeast Michigan represents more than 50% of Michigan GDP – a huge opportunity with recent market disruption

Overlapping Michigan Markets		Other Markets	New Michigan & Ohio Markets	
Southwest MI	Central MI	Northern MI	Southeast MI	Northern OH

Southwest MI



CHFC: Deposits / Rank $3.2 #3

Central MI



CHFC: Deposits / Rank $2.9 #1

Northern MI



CHFC: Deposits / Rank $2.1 #1

Southeast MI



CHFC: Deposits / Rank $3.0 #9

Northern OH



CHFC: Deposits / Rank $1.2 #13

CHFC Footprint	By State & Regional Market							Michigan Penetration
	MI	OH	Southwest MI	Central MI	Northern MI	Southeast MI	Northern OH	
Total Deposits ($B)	$11.3	$1.2	$3.2	$2.9	$2.1	$3.0	$1.2	
Market Share Rank	7	23	3	1	1	9	13	
Deposit Market Share (%)	5.6%	0.4%	8.9%	19.8%	17.5%	2.3%	1.2%	
Market Information (as a % of):								
% of State ($B) GDP (1)			12%	2%	-	53%	22%	
% of State Deposits (2)			18%	7%	6%	66%	33%	**97%**
% of State Businesses (3)			25%	13%	11%	47%	39%	**96%**
% of State Population (3)			25%	13%	9%	49%	37%	**96%**

(1) Source: USDOC's Bureau of Economic Analysis. Considered the largest Metropolitan Statistical Area for each region. The Northern Michigan region does not have a Metropolitan Statistical Area as defined by the Bureau of Economic Analysis

(2) State Deposits are in billions per SNL Financial and as of 6/30/16

(3) Source: SNL Geographic Intelligence

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 Increase in in-house lending limit creates opportunity in middle-market space  4 active lenders  Recruiting efforts: 1 additional lender in Grand Rapids (2Q2017), 1 additional lender in Southeast Michigan (4Q2017)  Opportunity (Companies $50 - $150 million in sales revenue):  Grand Rapids – 150 companies; present penetration <15  Southeast Michigan – 400 companies; present penetration <10  Cleveland – 250 companies; present penetration <10  Portfolio Projections: $300 million at year-end 2017 Realizing our ever greater potential 12 Opportunity & Growth (October 2016 through April 2017) Southeast Michigan Cleveland Grand Rapids Total Loans booked (#) 4 5 1 10 Loans booked ($)  $40 million $50 million $4 million $94 million Pipeline (#) 4 2 2 8 Pipeline ($) $50 million $40 million $25 million $115 million

 Build out of mortgage processing platform  October conversion to enterprise-wide operating / underwriting system  Hired 25 mortgage loan officers, 3 producing sales managers and 1 non-producing sales manager  Anticipate hiring 20 – 25 additional MLO’s in 2017  Opportunity & Focus: Grand Rapids / Holland, Northern Indiana and Cleveland  Michigan Market Penetration:  4Q2016 (average): 2.05%  1Q2017 (average): 2.47%  Origination Volume:  4Q2016: $490.5 million – 60% purchase / 40% refinance; 54% sale / 46% portfolio  YTD 2017: $432.4 million – 67% purchase / 33% refinance; 45% sale / 55% portfolio Realizing our ever greater potential 13 Opportunity, Enhancement, Growth (October 2016 through April 2017)

 Indirect lending opportunities in Southeast Michigan and Ohio  70 new dealer relationships added company-wide  66 Automotive, 3 Marine, 1 RV  28 in Southeast Michigan  42 in Ohio  Volume in new markets:  Southeast Michigan: 636 loans, $18 million in production  Ohio: 240 loans, $6.3 million in production  Expect to establish 50 – 100 additional dealers relationships in new markets during 2017  Indirect lending is all in-market with a focus on cross selling to those customers Realizing our ever greater potential 14 Opportunity, Quantity, Quality (October 2016 through April 2017) Credit Score Southeast Michigan Ohio Tier 1 (720 – 872) 561 214 Tier 2 (690 – 719) 64 16 Tier 3 (650 – 689) 11 10

 Evolving macroeconomic environment suggests combination of headwinds and tailwinds; too early to predict outcome  Emphasize our strategy of being the Preeminent Midwest Community Bank  Focus on what we can control • Organic revenue growth and cost discipline • Concentrate on achieving cost savings and exploiting business synergy opportunities • Continue to build out and enhance risk management practices Closing Comments 15

Supplemental Information David B. Ramaker Chief Executive Officer Dennis L. Klaeser Chief Financial Officer

Q1 2017 Highlights  Diluted earnings per share of $0.67, compared to $0.66 in the 4th qtr. 2016 and $0.60 in the 1st qtr. 2016  Diluted earnings per share, excluding significant items(1) of $0.71; up 1% from 4th qtr. 2016, and up 9% from 1st qtr. 2016(2)  Return on average assets and return on average equity of 1.09% and 7.4%, respectively, in 1st qtr. 2017 (1.16% and 7.8%, respectively, excluding significant items(1)(2))  Loan Growth  $283 million in 1st qtr. 2017 (13% commercial, 62% commercial real estate, 16% residential mortgage and 9% consumer loans)  Asset quality ratios  Nonperforming loans/total loans of 0.36% at 3/31/2017; up slightly from 0.34% at 12/31/2016, and down from 0.73% at 3/31/2016  Net loan charge-offs/average loans of 0.11%  Lower than normal tax rate primarily due to tax benefit from certain stock option exercises (1)Significant items include transaction expenses, net gain on the sale of branches and the change in fair value in loan servicing rights. (2)Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. 17

Income Statement Highlights

Financial Highlights

(in thousands except per share data)	2017 1st Qtr.	2016 4th Qtr.	2016 1st Qtr.
Net interest income	$130,097	$132,447	$74,330
Provision for loan losses	4,050	6,272	1,500
Noninterest income	38,010	54,264	19,419
Operating expenses	104,196	114,302	58,887
Operating expenses, excl. transaction expenses(1)	100,029	96,286	56,293
Transaction expenses	4,167	18,016	2,594
Net income	47,604	47,168	23,605
Net Income, excl. significant items(1)	50,650	49,949	25,291
Diluted EPS	0.67	0.66	0.60
Diluted EPS, excl. significant items(1)	0.71	0.70	0.65
Return on Avg. Assets	1.09%	1.09%	1.02%
Return on Avg. Shareholders' Equity	7.4%	7.4%	9.3%
Efficiency Ratio	62.0%	61.2%	62.8%
Efficiency Ratio - Adjusted(1)	57.4%	53.7%	57.6%
Equity/Total Assets	14.7%	14.9%	11.1%
Tangible Equity/Total Assets(1)	8.8%	8.8%	8.2%
Book Value/Share	$36.56	$36.57	$26.99
Tangible Book Value/Share(1)	$20.32	$20.20	$19.20

(1)Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures.

Prior Quarter Comparison

- Lower net interest income due to two less days in Q1 compared to Q4 and lower loan interest accretion−partially offset by organic loan growth
- Lower noninterest income due to Q4 branch sales and MSR fair value adjustments
- Operating expenses reflect increases in credit-related expenses and payroll taxes due to stock option exercises
- Decrease in provision for loan losses
- Favorable tax credits

Prior-Year Quarter Comparison

- Impact of merger
- Significant increase in net interest income, attributable to Talmer merger and $1.02 billion, or 13.9%, organic growth in total loans during the twelve months ended March 31, 2017

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$17.8 $19.0 $24.5 $25.5 $23.6 $25.8 $11.5 $47.1 $47.6$26.0 $2.8 $3.1 [VALUE](3) [VALUE](3) $0.00 $0.50 $1.00 $0.0 $20.0 $40.0 $60.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 E P S N e t I n c o m e Significant items (after-tax) Net Income Diluted EPS, excluding significant items (non-GAAP)(3) $25.3(2)(3) 2015 2016 2017 (1)Net Income (2)Net Income, excluding significant items. (3)Denotes a non-GAAP financial measure. Please refer to the Appendix for a reconciliation of non-GAAP financial measures. 2016 Total: $108.0(1); $140.5(2)(3)2015 Total: $86.8(1); $92.3(2)(3) 2017 $49.9(2)(3) $50.7 (2)(3) Net Income Net Income Trending Upward ($ Millions, except EPS data) $0.71(3) 19

$3,254 $4,551 $3,133 $2,335 $1,332 $2,165 $1,672 $737 $1,922 $2,386 $1,461 $1,598 Commercial CRE/C&D Residential Consumer Loan Portfolio Composition ($ Millions) $109 $409 $140 $366Commercial CRE/C&D Residential Consumer $1,223 $1,756 $1,532 $371 Talmer Merger Aug. 31, 2016 $1,024 $4,882 $5,906 Total Loan Growth, Excluding Talmer Merger, Twelve Months Ended March 31, 2017 Growth – Twelve months ended March 31, 2017 March 31, 2016, $7,367 Total Loan Growth twelve months ended March 31, 2017 March 31, 2017, $13,273 20

$88 $277 $125 $347 $36 $175 $47 $25 Commercial CRE/C&D Residential Consumer $0 $100 $200 $300 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2015 - $476 2016 - $837 2017 - $283 $15 $224 $181 $280 $56 $283$837 $96 $186 Loan Growth* ($ Millions) Quarterly Loan Growth Trends Loan Growth – 2016 Total* Loan Growth – 2017 Q1 $275 *Excludes the impact of the $4.88 billion of loans acquired in the Talmer merger. $283 21

1Q 2017 4Q 2016 2016 Total Originated Loan Portfolio Commercial $ 88 $177 $ 380 CRE/C&D 239 307 594 Residential 119 104 258 Consumer 56 114 418 Total Originated Loan Portfolio Growth $ 502 $702 $1,650 Acquired Loan Portfolio Commercial $ (52) $ (159) $(292) CRE/C&D (64) (164) (317) Residential (72) (65) (133) Consumer (31) (39) (71) Total Acquired Loan Portfolio Run-off $(219) $ (427) $(813) Total Loan Portfolio Commercial $ 36 $ 18 $ 88 CRE/C&D 175 143 277 Residential 47 39 125 Consumer 25 75 347 Total Loan Portfolio Growth $ 283 $275 $ 837 Loan Growth* – Originated v. Acquired Loan Growth (Run-off) ($ Millions) *Excludes the impact of the $4.88 billion of loans acquired in the Talmer merger. 22

6.4% 6.7% 4.5% 17.6% Home Equity Auto All Other Consumer Total Consumer Home Equity $849 36% Auto $886 38% All Other Consumer $599 26%  Portfolio mix: 75% used cars / 25% new cars • Used car portfolio is generally comprised of collateral that is 4.5 years or less old  Sourcing of the portfolio • 90% is originated indirectly through relationships with auto dealers, but only with dealers located in Chemical Bank’s branch footprint • 10% of auto loans are originated directly in our retail branch network  High quality borrowers • 90% of auto loans have FICO scores of greater than 720 • Over 40% have FICOs of greater than 800  Business model • Chemical Bank only originates loans for its own portfolio • No Gain on Sale (GOS) or securitization component  Go forward expectations • Auto loans to continue to comprise less than 7% of the total loan portfolio • Continued focus on high FICO lending within the Chemical Bank footprint 23 Consumer Loan Portfolio Auto Portfolio Commentary Consumer Lending Breakdown (1) Total Gross Loans of $13.3 billion (2017 Q1) Portfolio Composition ($ in mil) Consumer Loan Balances as a % of Total Loans(1) Total Consumer Portfolio: $2.3 billion

$3.4 $2.9 $3.9 $2.7 $0.2 Noninterest-bearing Demand Deposits Interest-bearing Demand Deposits Savings Deposits Time Deposits Brokered Deposits $2.0 $2.0 $2.0 $1.4 $0.2 (1)Comprised of $621 million of growth in customer deposits offset by a $433 million decrease in brokered deposits. (2)Cost of deposits based on period averages. Total Deposits – March 31, 2016 $7.65 Total Deposits – March 31, 2017 $13.13 Organic $0.2, 2.4%(1) $1.3 $0.9 $1.2 $1.5 $0.4 Talmer Merger $5.3 $0.1 $0.7 ($0.2) ($0.4) Deposit Composition Total Deposits ($ Billions) $7,535 $7,528 $9,484 $13,003 $12,999 0.22% 0.23% 0.24% 0.27% 0.28% 0.00% 0.25% 0.50% $4,000 $9,000 $14,000 Q1 Q2 Q3 Q4 Q1 I n t e r e s t R a t e P a i d T o t a l A v e r a g e D e p o s i t s ( $ M i l l i o n s ) Deposits Cost of Deposits(2) Average Deposits ($ Millions) & Cost of Deposits (%) 2016 2017 24

$10.2 $2.8 $1.5 Deposits: Time Deposits Customer Repurchase Agreements Wholesale borrowings (at Mar. 31, 2017: brokered deposits - $0.2, short and long term borrowings - $1.3) $0.4 Average Cost of Funds Q1 2017 – 0.35%Average Cost of Funds Q4 2016 – 0.33% $14.6 Billion $14.9 Billion $9.9 $2.8 $0.3 $1.6 Interest and noninterest-bearing, demand, savings, money market Average cost of wholesale borrowings – 1.06% Average cost of wholesale borrowings – 1.11% Funding Breakdown ($ Billions) December 31, 2016 March 31, 2017 25

$1.5 $1.5 $1.5 $2.0 $1.5 $3.0 $4.1 $6.3 $4.1 $1.9 $1.8 $0.8 $4.3 $4.5 $1.8 $1.8 $1.8 $3.5 $0.0 $3.5 $7.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Provision for Loan Losses Net Loan Losses $78 $71 $62 $51 $62 $44 $48 $0 $60 $120 YE 2011 YE 2012 YE 2013 YE 2014 YE 2015 YE 2016 2017 Q1 ALL NPLs 2015 2016 2017 Originated Loans ($ billions) $3.3 $3.8 $4.3 $5.0 $5.8 $7.5 $8.0 Acquired Loans ($ billions) 0.5 0.4 0.3 0.7 1.5 5.5 5.3 Total Loans ($ billions) $3.8 $4.2 $4.6 $5.7 $7.3 $13.0 $13.3 ALL $88 $84 $79 $76 $73 $78 $79 ALL/ Originated Loans 2.60% 2.22% 1.81% 1.51% 1.26% 1.05% 0.99% NPLs/ Total Loans 2.05% 1.71% 1.33% 0.89% 0.86% 0.34% 0.36% Credit Mark as a % of Unpaid Principal on Acquired Loans 6.6% 6.0% 7.8% 5.4% 4.4% 3.1% 2.8% Credit Quality ($ Millions, unless otherwise noted) Provision for Loan Losses vs. Net Loan Losses Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL) 26

$74.3 $77.5 $96.8 $132.4 $130.1 $40 $60 $80 $100 $120 $140 Q1 Q2 Q3 Q4 Q1 N e t I n t e r e s t I n c o m e ( $ M i l l i o n s ) Net Interest Income 3.60% 3.70% 3.58% 3.56% 3.49% 0.03% 0.11% 0.11% 0.14% 0.12% 4.13% 4.19% 4.12% 4.18% 4.11% 0.00% 2.50% 5.00% Q1 Q2 Q3 Q4 Q1 Net Interest Margin(1) and Loan Yields Net Interest Margin(1) Purchase Accounting Accretion on Loans Loan Yields 2016 2017 2016 2017 Net Interest Income Net Interest Income, Net Interest Margin and Loan Yields (Quarterly Trend) (1)Computed on a fully taxable equivalent basis (non-GAAP) using a federal income tax rate of 35%. Please refer to the Appendix for a reconciliation of non-GAAP financial measures. 27

$7.1 $7.2 $10.1 $25.4 $15.0 $5.2 $5.8 $5.6 $6.0 $5.8 $5.7 $6.3 $7.7 $8.4 $8.0 $1.4 $1.6 $4.4 $14.4 $9.2 $0.0 $30.0 $60.0 Q1 Q2 Q3 Q4 Q1 Other Wealth Management Service Charges Mortgage Banking Revenue 2016 2017 ( $ M i l l i o n s ) $19.4 $54.3* Non-Interest Income Quarterly *Significant items: $(0.5) million change in fair value in loan servicing rights in 2017 Q1 and $13.7 million (branch sales of $7.4 million and change in fair value in loan servicing rights of $6.3 million) in 2016 Q4 $38.0* $20.9 $27.8 28

$13.1 $12.5 $16.1 $22.3 $23.9 $33.9 $33.1 $40.6 $57.7 $60.2$4.9 $5.5 $5.5 $7.6 $7.4 $4.4 $4.9 $6.4 $8.7 $8.5 $2.6 $3.1 $37.5 $18.0 $4.2 $0.0 $60.0 $120.0 Q1 Q2 Q3 Q4 Q1 Other Compensation Occupancy Equipment Transaction Expenses $114.3 $104.2 2016 2017 ( $ M i l l i o n s ) $56.0 $59.1 $56.3 $58.9 $68.6 $106.1 Operating Expenses Quarterly $100.0$96.3 29

Peer Average 12/31/2016(1) CHFC 12/31/2016 CHFC 3/31/2017 Shareholders’ Equity / Share NA $36.57 $36.56 Tangible Book Value / Share(2) NA $20.20 $20.32 Shareholders’ Equity / Total Assets 11.5% 14.9% 14.7% Tangible Common Equity / Total Assets(2) 8.1% 8.8% 8.8% Tier 1 Capital(3) 10.8% 10.7% 10.6% Total Risk-Based Capital(3) 12.6% 11.5% 11.4% $20.32 $1.07 $1.04 $19.20 $2.87 $0.36 $0 $5 $10 $15 $20 $25 TBV @ 3/31/2016 Net Income (Excl. Transaction Expenses) Dividends Talmer AOCI Adj. & Other TBV @ 3/31/2017 Capital Tangible Book Value and Capital Ratios Tangible Book Value(2) (TBV) Roll Forward (1)Source SNL Financial – ASB, WTFC, CBSH, TCB, UMBF, PVTB, MBFI, ONB, FMBI and FFBC (ordered by asset size). (2)Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. (3)Estimated at March 31, 2017 30

0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 $ P e r S h a r e Performance & Expectations Analyst Consensus  Consistent growth and performance for shareholders through economic cycles  Merger creates the opportunity to strengthen the foundation for delivering sustainable, strong EPS growth into the future Consensus EPS Consensus Dividend SNL Core EPS Common Dividend 31 Consistent EPS Growth Performance Source: SNL Financial; analyst consensus estimates as of 5/1/2017

1Q 2017 4Q 2016 1Q 2016 Shareholders’ equity $ 2,600,051 $ 2,581,526 $ 1,032,291 Goodwill, CDI and non-compete agreements, net of tax (1,154,915) (1,155,617) (297,821) Tangible shareholders’ equity $ 1,445,136 $ 1,425,909 $ 734,470 Common shares outstanding 71,118 70,599 38,248 Tangible book value per share $20.32 $20.20 $19.20 Total assets $ 17,636,973 $17,355,179 $ 9,303,632 Goodwill, CDI and non-compete agreements, net of tax (1,154,915) (1,155,617) (297,821) Tangible assets $ 16,482,058 $16,199,562 $ 9,005,811 Tangible shareholders’ equity to tangible assets 8.8% 8.8% 8.2% Net income $47,604 $47,168 $23,605 Significant items, net of tax 3,046 2,781 1,686 Net income, excl. significant items $50,650 $49,949 $25,291 Diluted earnings per share $0.67 $0.66 $0.60 Effect of significant items, net of tax 0.04 0.04 0.05 Diluted earnings per share, excl. significant items $0.71 $0.70 $0.65 Average assets $ 17,474,019 $17,264,688 $9,241,034 Return on average assets 1.09% 1.09% 1.02% Effect of significant items, net of tax 0.07% 0.07% 0.07% Return on average assets, excl. significant items 1.16% 1.16% 1.09% Average shareholders’ equity $ 2,584,501 $ 2,564,943 $1,017,929 Return on average shareholders’ equity 7.4% 7.4% 9.3% Effect of significant items, net of tax 0.4% 0.4% 0.6% Return on average shareholders’ equity, excl. significant items 7.8% 7.8% 9.9% Appendix: Non-GAAP Reconciliation (Dollars in thousands, except per share data) 32

1Q 2017 4Q 2016 1Q 2016 Efficiency Ratio: Total revenue – GAAP $ 168,107 $ 186,711 $93,749 Net interest income FTE adjustment 3,068 2,945 2,133 Significant items 429 (13,815) (169) Total revenue – Non-GAAP $ 171,604 $175,841 $95,713 Operating expenses – GAAP $ 104,196 $114,302 $58,887 Transaction expenses (4,167) (18,016) (2,594) Amortization of intangibles (1,513) (1,843) (1,194) Operating expenses – Non-GAAP $ 98,516 $ 94,443 $55,099 Efficiency ratio – GAAP 62.0% 61.2% 62.8% Efficiency ratio – adjusted 57.4% 53.7% 57.6% Net Interest Margin: Net interest income – GAAP $ 130,097 $132,447 $74,330 Adjustments for tax equivalent interest: Loans 808 838 698 Investment securities 2,260 2,107 1,435 Total taxable equivalent adjustments 3,068 2,945 2,133 Net interest income (on a tax equivalent basis) $133,165 $135,392 $76,463 Average interest-earning assets $15,395,465 $15,156,107 $8,526,711 Net interest margin – GAAP 3.41% 3.48% 3.50% Net interest margin (on a tax-equivalent basis) 3.49% 3.56% 3.60% Appendix: Non-GAAP Reconciliation (Dollars in thousands) 33

2016 2015 2014 2013 2012 Net income $108,032 $86,830 $62,121 $56,808 $51,008 Significant items, net of tax 32,373 5,484 4,555 0 0 Net income, excluding significant items $140,405 $92,314 $66,676 $56,808 $51,008 Diluted earnings per share $2.17 $2.39 $1.97 $2.00 $1.85 Effect of significant items, net of tax 0.64 0.15 0.14 0.00 0.00 Diluted earnings per share, excluding significant items $2.81 $2.54 $2.11 $2.00 $1.85 Average assets $12,037,155 $8,481,228 $6,473,144 $5,964,592 $5,442,079 Return on average assets 0.90% 1.02% 0.96% 0.95% 0.94% Effect of significant items, net of tax 0.27% 0.07% 0.07% 0.00% 0.00% Return on average assets, excluding significant items 1.17% 1.09% 1.03% 0.95% 0.94% Efficiency Ratio: Total revenue – GAAP $ 503,431 $ 354,224 $ 275,646 $ 257,056 $242,229 Net interest income FTE adjustment 9,642 7,452 5,975 5,355 5,037 Significant items (13,172) (779) 0 0 0 Total revenue – Non-GAAP $499,901 $360,897 $281,621 $ 262,411 $247,266 Operating expenses – GAAP $338,418 $223,894 $179,925 $ 164,948 $151,921 Transaction expenses (61,134) (7,804) (6,388) 0 0 Amortization of intangibles (5,524) (4,389) (2,029) (1,909) (1,569) Operating expenses – Non-GAAP $271,760 $211,701 $171,508 $163,039 $150,352 Efficiency ratio – GAAP 67.2% 63.2% 65.3% 64.2% 62.7% Efficiency ratio – adjusted 54.4% 58.7% 60.9% 62.1% 60.8% 34 Non-GAAP Reconciliation (Dollars in thousands, except per share data)

35 2016 2015 2014 2013 2012 Average Tangible Book Value Average shareholders’ equity $ 1,546,721 $ 919,328 $ 754,211 $ 626,555 $ 587,451 Average goodwill, CDI and noncompete agreements, net of tax (514,634) (245,894) (157,634) (127,363) (130,173) Average tangible shareholders’ equity $ 1,032,087 $ 673,434 $ 596,577 $ 499,192 $ 457,278 Return on Average Tangible Shareholders’ Equity Net income $140,405 $92,314 $66,676 $56,808 $51,008 Average tangible shareholders’ equity $1,032,087 $673,434 $596,577 $499,192 $457,278 Return on average tangible shareholders’ equity 13.6% 13.7% 11.2% 11.4% 11.2% Non-GAAP Reconciliation (Dollars in thousands)